SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
SHORT-TERM INVESTMENTS

4.	SHORT-TERM INVESTMENTS
The following tables summarize the estimated fair value of the Company’s cash equivalents and debt securities and the gross unrealized holding gains and losses as of December 31, 2021 (in thousands):

	Amortized cost	Unrealized gain	Unrealized Loss	Estimated Fair Value
Assets
Cash equivalents:
Money market fund	$127,261	$—	$—	$127,261

Total cash equivalents	$127,261	$—	$—	$127,261

Debt securities:
Corporate debt securities	$42,174	$11	$(52)	$42,133
Commercial paper	20,743	—	—	20,743
U.S. government bonds	86,265	—	(135)	86,130
Certificate of deposits	21,501	6	—	21,507
Other	2,500	—	(5)	2,495

Total debt securities	$173,183	$17	$(192)	$173,008

Classified as:
Cash equivalents				$127,261
Short-term debt securities				$173,008
Long-term debt securities				—
The Company periodically reviews the
available-for-sale
securities for other-than-temporary impairment loss. The Company considers factors such as the duration, severity and the reason for the decline in value, the potential recovery period and its intent to sell. For debt securities, it also considers whether (i) it is more likely than not that the Company will be required to sell the securities before recovery of their amortized cost basis, and (ii) the amortized cost basis cannot be recovered as a result of credit losses. During the year ended December 31, 2021, the Company did not recognize any other-than-temporary impairment losses. All securities with unrealized losses have been in a loss position for less than 12 months.